General	12 Months Ended
Dec. 31, 2012
General [Abstract]
General

Note 1 - General

A.            Introduction

On Track Innovations Ltd. (the "Company") was founded in 1990 under the laws of the State of Israel. The Company and its subsidiaries (together the "Group") are principally engaged in the field of design, development, manufacture and sale of contactless microprocessor-based smart card systems. In November 2002, the Company's shares began trading on NASDAQ.

As to the Company's major customers, see Note 15.

Certain definitions

$ - United States Dollars

NIS - New Israeli Shekel

B.            Acquisition of subsidiaries and business operations:

1.

In April 2012, the Company completed, through its subsidiary PARX Ltd, the purchase of 100% of the share capital of CPI Communication Ltd. ("CPI"), an Israeli-based company that provides private parking solutions across Israel (hereinafter- "the CPI Transaction").

CPI was purchased in order to expand the Company's product offering, for a purchase price of $247, comprised of $100 in cash and $147 in share based payment, by issuance of 90,361 warrants to purchase the Company's ordinary shares. The 90,361 warrants were issued with a par value exercise price and shell vest in five equal installments over a vesting period of five years.

The acquisition was accounted for as a business combination, using the purchase method of accounting and the Company allocated the purchase price according to the fair value of the tangible and intangible assets acquired and liabilities assumed. Transaction costs were expensed.

As part of the purchase price allocation, the Company recognized a technology intangible asset, at an estimated fair value of $256. The intangible asset will be amortized on a straight line basis, over its estimated useful life, which was determined to be eight years.

2.

On January 4, 2011 PARX Ltd., the Company's subsidiary, entered into an assets acquisition agreement with Ganis Systems Ltd. ("Ganis") for the acquisition of assets and intellectual property (IP). In consideration for this acquisition, the Company paid Ganis $400 in cash and issued to it 130,521 ordinary shares of the Company. The ordinary shares will be subject to lock-up, where 26,760 ordinary shares will be free from lock up seven months after the closing date and additional amounts of 34,587 ordinary shares will be released from lock-up 12, 18 and 24 months after the closing date. If the aggregate value of the shares when released from their lock-up is below a certain amount, the Company was to compensate Ganis. As of December 31, 2012 the Company recorded a liability in the amount of $116 for this matter.  In addition, under an earn-out agreement, Ganis may be entitled to certain earn-out payments of up to an additional $450 over the next three years, based on reaching certain success criteria determined by the companies. Under the terms of the agreement, the chairman of board of the Company (or the board) will be granted an irrevocable proxy to vote the shares that are issued as part of the transaction.

The acquisition was accounted for as a business combination, using the purchase method of accounting and the Company allocated the purchase price according to the fair value of the tangible and intangible assets acquired and liabilities assumed. Transaction costs were expensed.

In connection with the acquisition, the Company recognized three intangible assets: (1) customer relationships, estimated fair value of $102, with an estimated useful life of 11 years, (2) technology, estimated fair value of $43 with an estimated useful life of 14 years, and (3) brand, estimated fair value of $28, with an estimated useful life of 12 years. Amortization is computed on a straight line basis over the estimated useful lives of the respective assets. The Company also recognized goodwill in the estimated amount of $485. Amortization of the goodwill is a recognized expense for tax purposes.